                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         April 15, 1997
                                                --------------------------------


                           KLA INSTRUMENTS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



    Delaware                     000-09992                 04-2564110
    --------                     ---------                 ----------
(State or other            (Commission File No.)   (IRS Employer Identification
jurisdiction                                                  Number)
of incorporation)



                                 160 Rio Robles
                               San Jose, CA 95134
                    (Address of Principal Executive Offices)

                                 (408) 468-4200
              (Registrant's Telephone Number, Including Area Code)

ITEM 5  OTHER EVENTS.

        On April 15, 1997, KLA Instruments Corporation ("KLA") announced earnings for the third quarter ended March 31, 1997.

        A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7  EXHIBITS.

EXHIBIT NO.     DESCRIPTION
-----------     -----------

    99.1 Press Release of KLA dated April 15, 1997 regarding its revenues and earnings per share for its third quarter of fiscal 1997 ended March 31, 1997

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KLA Instruments Corporation


Dated:  April 16, 1997                         By: /s/Robert J. Boehlke
                                                   -----------------------------
                                                   Robert J. Boehlke
                                                   Vice President Finance and
                                                   Chief Financial Officer



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                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

    99.1 Press Release of KLA dated April 15, 1997 regarding its revenues and earnings per share for its third quarter of fiscal 1997 ended March 31, 1997